Financial Assets Held for Trading at Fair Value Through Profit or Loss (Details) - Schedule of Financial Assets Held for Trading at Fair Value Through Profit or Loss - CLP ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Financial Assets Held for Trading at Fair Value Through Profit or Loss [Abstract]
Financial derivative contracts	$ 2,035,540	$ 2,960,706
Debt Financial Instruments	3,363,624	3,433,745
Other financial instruments	409,328	257,325
Total	$ 5,808,492	$ 6,651,776